Other operating income and expenses (Tables)	12 Months Ended
Dec. 31, 2021
Other Operating Income And Expenses
he breakdown of "Other operating income (expense)" is as follows:

The breakdown of "Other operating income (expense)" is as follows:

Thousand of reais	2021	2020	2019

Other operating income	914,084	792,639	591,125
Other operating expense	(1,559,663)	(1,237,133)	(1,351,568)
Contributions to fund guarantee of credit - FGC	(473,801)	(428,016)	(347,276)
Total	(1,119,380)	(872,510)	(1,107,719)